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Supplement to the currently effective Prospectus for each of the listed funds


Scudder Variable Series I

o   21st Century Growth Portfolio

o   Balanced Portfolio

o   Bond Portfolio

o   Capital Growth Portfolio

o   Global Discovery Portfolio

o   Growth and Income Portfolio

o   International Portfolio

o   Money Market Portfolio


Scudder Variable Series II

o   Scudder Growth Portfolio



On September 24, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Scudder's UK operations, Threadneedle Investments. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940, and, therefore, a termination of such agreements, it is anticipated that Scudder will seek approval of new agreements from the Funds' shareholders prior to consummation of the transaction. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.









October 1, 2001